Global Strategies for Life-Enhancing Drugs Corporate Presentation January 2010 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements regarding development objectives and timing expectations.  You are urged to consider statements that include the words "may," "will," "would," "could," "should," "might," "believes,"
"estimates," "projects," "potential," "expects," “potential,” "plans," "anticipates,"
"intends," "continues," "forecast," "designed," "goal,“ “unaudited,” “approximately,”
or the negative of those words or other comparable words to be uncertain and forward-looking.  These statements are subject to risks and uncertainties that are difficult to predict and actual outcomes may differ materially. These risks include the outcome of Chinese governmental processes and decisions and our ability to respond to those decisions, as well as the response of manufacturers of generic thymosin alpha-1. These risks and uncertainties also include our ability to identify and consummate our previously-announced goals of acquiring additional products to sell, either through licensing or the acquisition of businesses.  Please also refer to other risks and uncertainties described in SciClone's filings with the SEC. All forward-looking statements are based on information currently available to SciClone and SciClone assumes no obligation to update any such forward-looking statements.

Global Specialty Pharma Company
Profit-driven and Growing
• Significant profitability and cash flow positive
• 2009 financial results and outlook:
• Approximately $72.4 MM revenue (unaudited); 34% increase
• Approximately $31.8 MM cash & investments (unaudited) at 12/31/09
• $0.18 - $0.22 current EPS guidance (complete results coming later this quarter)
• 2010 revenue guidance  $82 – $85 MM; approximately 15% increase
• Revenue growth + tight expense management = positive EPS year-over-year
• International Commercial Success
• Established business in China with a strong, efficient sales organization
• Strong international brand recognition
• Plans to further build China business:
• Active in-licensing program; DC Bead™ & RapidFilm™
• M&A; significant effort underway
• ZADAXIN
®
marketed in more than 30 countries
• Rich Product Portfolio in Oncology and Infectious Disease
• Invest in cost-efficient phase 1 and 2 trials; partner at phase 3 stage
• 1 marketed product; developing 2 molecules in 4 indications

Committed to Sustained Profitability and
Growing EPS
• Revenue of $72.4 MM A**
2009 Financial Results and Outlook
• EPS: $0.18 to $0.22 E** • Cash and investments of $31.8 MM A**
* 2006 EPS do not include $8MM settlement received that year
**A – Actual (unaudited); E - Estimate
$.0
$20.0
$40.0
$60.0
$80.0
$100.0
2006 2007 2008 2009 A** 2010 E**
Revenue (MM)
EPS: ($.16)* ($.22) ($.18) $0.18 - $0.22 E

Specialty Pharma Focus in China: Significant Growth Opportunity for SciClone

$60-62

• Chinese Pharmaceutical Market
• China expected to rank among the top five global pharmaceutical markets by 2012 and 2nd in market size growth
• Growth of approximately 23%* over the next three years
• Our Position/Opportunity
• Longstanding presence in China since ZADAXIN launched in 1996
• China 2009 sales >$69 MM
• 1
st
class brand:
• SciClone and ZADAXIN well-regarded by physician community;
• Western manufacturing seal of approval
• Strong sales infrastructure in place
• Our Growth Strategy
• Introducing additional products through in-licensing and M&A
• Commercialization rights to the anti-nausea drug ondansetron RapidFilm
• Commercialization rights to embolic agent DC Bead
• Markets: Hepatitis, cancer populations, infectious diseases
• Expanding hospital coverage in tier 2 and 3 cities
Growth Opportunity: SciClone in China
*  McKinsey, 2009

•
Thymosin alpha 1 (ZADAXIN generic name) included in Class B of
China’s National Drug Reimbursement List (“NDRL”) in November 2009
•
NDRL consists of >2,100 drugs
• Important component of the healthcare reform plan in China
• Government aiming for universal healthcare coverage by 2012
• Government to reimburse at least part of the cost of the drug
• Set maximum price that will apply in most circumstances
•
Reimbursement and pricing provisions not expected to go into effect until 2H 2010, though the timing and outcome of any pricing decision is uncertain
•
Expanded access should help support SciClone’s ongoing efforts to further expand the reach of ZADAXIN in China
China Healthcare Reform Plan Update

Product Portfolio
Product Development
Phase 1 Phase 2 Phase 3 Marketed
Ondansetron RapidFilm ™
China & Vietnam
Italy & 12 countries; global
H1N1 Vaccine Enhancement
ZADAXIN
®
HBV/HCV & Other Indications
China, Russia & >30 other countries
DC Bead™
China
SCV- 07
HCV
Global (Ex-Russia)
Stage IV Melanoma
U.S./Europe
Palliative care

Marketing approval
expected 2011
Marketing approval
expected 2010
Marketing approval
targeted 1H 2010
Liver cancer
Oral Mucositis in Head/Neck Cancer
Global (Ex-Russia)

ZADAXIN Development Opportunity: A High Value Drug for H1N1

ZADAXIN Enhancement of Vaccine for H1N1
Virus
Description
and MOA
• ZADAXIN, a synthetic preparation of naturally
occurring peptide with immunostimulatory activity which
promotes antibody production
•Potential to develop ZADAXIN as an enhancer of novel
H1N1 flu vaccines globally
• Targeting immune compromised population
• Approvals in Italy and 12 other countries for influenza
vaccine enhancer indication (6-8 injections)
Commercial
Opportunity
• Pursuing extension of existing label in Italy
• Emergency approval procedures now in place in most
countries
• Potential to expand from Italy to EU, ROW

ZADAXIN Enhancement of Vaccine for H1N1
Virus
Development
Strategy
•Targeting a new dosage regimen effective with one or
two injections
• Preclinical studies completed in late 2009
• Clinical studies underway in Italy
• Using H1N1 vaccine - Novartis Focetria™
Future
Development
• Past experience showed there may be increased
demand if virulence/lethality worsens
• Similar to SARS experience
•Longer-term opportunity to become part of seasonal
flu vaccination regimen for immune compromised
populations

Phase 2 Drug Candidate in Two Indications: SCV-07

SCV-07: Phase 2 Oral Mucositis (OM)
Opportunity
Description
and MOA
• Novel dipeptide inhibits STAT-3 signaling leading to
dendritic cell maturation and increased Th1 cytokine
production
• Restores balance in Th1/Th2 helper T cell ratio (ratio
shifted to Th2 by radiation)
• Subcutaneously as well as orally available
Commercial
Opportunity
•OM after chemoradiation: Vast unmet medical need
• Debilitating side effects, including pain, inability to swallow;
complications from feeding tubes and extra medical care
•400,000* head and neck cancer patients in the U.S.
•Exclusive worldwide rights, excluding Russia
*Source: NCI

SCV-07: Phase 2 Oral Mucositis Opportunity
Development
Strategy
• Double-blind, placebo controlled, phase 2 trial  to delay
the onset of severe OM in head and neck cancer patients
and decrease its severity
• Enrollment completed in 2H 2009
Future
Development
• Topline results to be reported in 1H 2010
• Opportunity to prevent mucositis from chemoradiation in
other oncology indications

SCV-07: Phase 2 HCV Opportunity
Description
and MOA
• Novel dipeptide inhibits STAT-3 signaling leading to
dendritic cell maturation and increased Th1 cytokine
production
• Increases Th1-type immune responses (Th1 responses
needed for viral clearance of infected cells)
• Subcutaneously as well as orally available
Commercial
Opportunity
• HCV represents large unmet medical need; market size
>$2 B* in 2008; expected to grow to >$10 B* within 5-7 yrs
• Interferon has significant side effects and SOC leads to
<50% sustained responses
• Limited drugs under development for interferon
replacement
• Most drugs in development are direct antivirals
* Source: Decision Resources, Data Monitor

SCV-07: Phase 2 HCV Opportunity
Development
Strategy
• Initial 7 day monotherapy study reported at EASL
showed SCV-07 is safe
• Viral load reduction and increased biomarker (neopterin)
of macrophage activation seen in some patients
• Phase 2 trial of SCV-07 lead-in monotherapy followed
by combination therapy with ribavirin in patients with
genotype 1 chronic HCV; relapsed to SOC
• Trial initiated in 2H 2009
• Topline results to be reported in 2H 2010
Future
Development
• Demonstrate a clinically-relevant result in phase 2
• Follow up with additional Phase 2 trial including a STAT-
C drug demonstrating SVRs superior to or comparable to
SOC but with none of the interferon-type toxicity

DC Bead: Targeting Liver Cancer in China
Description
• Embolic agent, delivers chemotherapy drugs
• Microscopic beads with dual anti-tumor effects
• Deliver doxorubicin, potentially other chemotherapy
agents directly to tumor
Commercial
Opportunity
• Exclusive Chinese marketing rights
• Market-specific unmet need; Liver cancer one of most
prevalent and deadly cancers in China
• 271,300 diagnosed population; 64,530 drug-treated
population
• Leverage existing brand image, marketing and
distribution channels, and strong in-country sales
expertise

Ondansetron RapidFilm™
Description
• Serotonin 5-HT3 receptor antagonist commonly used to
treat and prevent nausea and vomiting caused by
chemotherapy, radiotherapy, and surgery
• Innovative oral thin film formulation of ondansetron
Commercial
Opportunity
• Commercialization rights in China and Vietnam
• 2008 sales of serotonin 5-HT3Serotonin receptor
antagonists reached more than $110 million in China
• RapidFilm delivery provides improvements over generic
and branded formulations of intravenous and oral tablet
ondansetron
* Source: Decision Resources, Data Monitor

Corporate Progress

Milestones
Milestone Timeline
2009 revenue guidance $70-$72 MM; $72.4 MM Actual Completed
Complete preclinical studies evaluating the treatment regimen for
ZADAXIN as an enhancer of H1N1 pandemic flu vaccine
Completed
Initiate clinical studies evaluating the treatment regimen for ZADAXIN as an enhancer of H1N1 pandemic flu vaccine
Completed
SCV-07 phase 2 trial in oral mucositis complete enrollment Completed
ZADAXIN H1N1 clinical study topline results Early 2010
SCV-07 phase 2 trial in HCV complete enrollment 1H 2010
SCV-07 phase 2 oral mucositis topline results data 1H 2010
Achieve regulatory approval for DC Bead in China 2H 2010
Establish partnership for Phase 3-ready thymalfasin product candidate in stage IV melanoma; active discussions ongoing
Ongoing
2010 revenue guidance $82-$85 MM Ongoing

Global Specialty Pharma Company
Profit-driven and Growing
• Significant profitability and cash flow positive
• 2009 financial results and outlook:
• Approximately $72.4 MM revenue (unaudited); 34% increase
• Approximately $31.8 MM cash & investments (unaudited) at 12/31/09
• $0.18 - $0.22 current EPS guidance (complete results coming later this quarter)
• 2010 revenue guidance $82 – $85 MM; approximately 15% increase
• Revenue growth + tight expense management = positive EPS year-over-year
• International Commercial Success
• Established business in China with a strong, efficient sales organization
• Strong international brand recognition
• Plans to further build China business:
• Active in-licensing program; DC Bead & RapidFilm
• M&A; significant effort underway
• ZADAXIN marketed in more than 30 countries
• Rich Product Portfolio in Oncology and Infectious Disease
• Invest in cost-efficient phase 1 and 2 trials; partner at phase 3 stage
• 1 marketed product; developing 2 molecules in 4 indications

Global Strategies for Life-Enhancing Drugs Corporate Presentation January 2010